                                                                  EXHIBIT 10.1



                              AMENDED AND RESTATED

                               LICENSE AGREEMENT

                                    between


                            GENETICS INSTITUTE, INC.

                                      and

                         SOFAMOR DANEK PROPERTIES, INC.

                              AMENDED AND RESTATED
                               LICENSE AGREEMENT
                               -----------------

        AGREEMENT dated as of February 15, 1995 between GENETICS INSTITUTE, INC., a Delaware corporation, having its principal place of business at 87 CambridgePark Drive, Cambridge, Massachusetts 02140 (hereinafter referred to as "GI") and SOFAMOR DANEK PROPERTIES, INC., a Delaware corporation, having its principal place of business at 1800 Pyramid Place, Memphis, Tennessee 38132 (hereinafter referred to as "Licensee").

                                  INTRODUCTION
                                  ------------

        1. GI has research, development and manufacturing facilities and experienced scientists, clinicians, engineers, technical associates and assistants and other personnel which enable it to conduct research and development activities in the area of biotechnology and the application thereof to the manufacture and marketing of biotechnology-based products.

        2. Licensee, through its Affiliates, is engaged in the development, manufacture and marketing of spinal implant devices which are used in the surgical treatment of spinal degenerative diseases and deformities and are used to increase stability during the healing of spinal traumas.

        3. GI has identified, isolated, purified and cloned a number of bone morphogenetic proteins and has developed, manufactured, and sold for consideration a bone morphogenetic protein known as BMP-2.

        4. GI has filed patent applications and been issued certain patents relating to BMP-2 and other bone morphogenetic proteins in various countries.

        5. Licensee desires to license from GI the right to use, distribute and sell products incorporating BMP-2 and other bone morphogenetic proteins for use in the Licensed Field (as defined below) in the Territory (as defined below).

        6. GI is willing, for the consideration and on the terms set forth herein, to grant such license to Licensee for such purposes.

        In consideration of the mutual covenants and promises contained in this Agreement and other good and valuable consideration, GI and Licensee agree as follows:

                            Article I. DEFINITIONS
                            ----------------------

        As used in this Agreement, the following terms, whether used in the singular or plural, shall have the following meanings:

        1.1.    "ACS Matrix" means the absorbable collagen sponges developed by
                 ----------
ILS and distributed by GI for use in conjunction with Bone Growth Factors.

        1.2.    "Affiliate(s)" of a Party means any corporation or other
                 ------------
business entity controlling, controlled by or under common control with such Party. For purposes of this Section 1.2, "control" shall mean (i) the direct or indirect ownership of at least fifty percent (50%) of the voting or income interest in such corporation or other business entity, or (ii) such other relationship as, in fact, constitutes actual control.



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        1.3.    "Base Sales" means:
                 ----------

        (a) subject to paragraphs (b)-(e) below, the aggregate United States dollar equivalent of gross revenues derived by or payable to Licensee and its Affiliates from the sale of Licensed Products and Matrix Components to non-Affiliated third parties less, to the extent included in such gross revenues, (i) discounts, rebates, credits or allowances, if any, actually granted on account of price adjustments on, or recalls, rejection or return of, Licensed Products and Matrix Components; (ii) excises, sales taxes, value added taxes, consumption taxes, duties or other taxes imposed upon and paid with respect to such sales (excluding income or franchise taxes of any kind); and
(iii) separately itemized insurance and transportation costs incurred in shipping Licensed Products and Matrix Components to such non-Affiliated third parties. No deduction shall be made for any item of cost incurred by Licensee and its Affiliates in preparing, manufacturing, shipping or selling Licensed Products and Matrix Components except as permitted pursuant to clauses (i),
(ii) and (iii) of the foregoing sentence. Base Sales shall not include any transfer between Licensee and any of its Affiliates for resale. Notwithstanding the foregoing, in the event that Licensee or any of its Affiliates sells Licensed Products and Matrix Components in the United States to a non-Affiliated third party who acts as a distributor of Licensee, the gross revenues included in Base Sales shall be the gross revenues derived by or payable to such distributor from its resale of the Licensed Products and Matrix Components and not the gross revenues derived by or payable to Licensee or such Affiliates (it being specifically agreed that this sentence shall not apply to Mexico or Canada). Further, the provisions of paragraphs
(b)-(e) below shall apply to the resale of the Licensed Products and Matrix Components by such distributor. For purposes of the foregoing sentences, hospital buying groups or other managed care providers shall not be deemed to be distributors.

        (b) In the event that Licensee or any of its Affiliates shall use, transfer or otherwise dispose of Licensed Products and Matrix Components for other than monetary value, such Licensed Products and Matrix Components shall be deemed to be sold hereunder. The gross revenues to be included in Base Sales for any such deemed sales shall be the average price of "arms length" sales by Licensee and its Affiliates in the Territory during the quarterly accounting period in which such deemed sale occurs or, if no such "arms length" sales occurred during such period, during the last quarterly accounting period in which such "arms length" sales occurred.

        (c) In the event that Licensee or any of its Affiliates shall price and sell Licensed Products and Matrix Components in conjunction with other products of Licensee or its Affiliates and if the weighted average discount on the list price granted on such Licensed Products and Matrix Components is



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related to the sale of such other products and is greater than the weighted average discount on list price granted on such other products, Base Sales for any such sales shall be calculated based on the weighted average discount on list price granted on such other products. GI and Licensee agree to evaluate material discount packages on a case-by-case basis and, where appropriate, mutually agree to include sales under such packages in the calculation of Base Sales and exclude such sales from the discount limitation calculation provided in this paragraph (c).

        (d) If a Licensed Product and Matrix Component is sold by Licensee or any of its Affiliates together with instrumentation in an SKU Package Sale and the instrumentation has, in the aggregate, a selling price equal to greater than *** ************* of the selling price of the Licensed Product and Matrix Component, then the portion of the selling price of the Licensed Product and Matrix Component included in Base Sales shall be calculated as follows:

Base Sales =     *************************
where    X =     the average quarterly unit selling price of
                 the Licensed Product and Matrix Component without the instrumentation;
         Y =     the average quarterly unit selling price of the
                 instrumentation; and



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         Z =  the average quarterly unit selling price of the
              Licensed Product and Matrix Component with the instrumentation,

provided that in no event shall ********* equal less than ****. If either the Bone Growth Factor and Matrix Component or the instrumentation are not sold separately in the Licensed Field, the Parties shall agree on the appropriate selling price to be attributed to the Bone Growth Factor and Matrix Components or the instrumentation. If available, the Parties shall use as a reference the selling price of comparable protein and comparable matrix components or instrumentation in the Licensed Field.

        (e) If Licensee is required to pay license fees, option fees, royalties or similar payments to third parties (i) which are mutually agreed to by GI and Licensee or (ii) which result from a settlement, judgment or similar obligation arising out of an infringement dispute under Section 6.4, 6.5 or 6.6 of this Agreement (subject to a ****************** of any such payment to the Licensed Products in the Licensed Field in the Territory) and, in either case, are directly attributable to the sale of a Bone Growth Factor or Matrix Component (including, without limitation, the royalties to the GPDC identified in Section 2.5 of this Agreement), gross revenues to be included in Base Sales of such Licensed Product and Matrix Component shall be reduced by ************************** of such amounts so paid. If GI is required to pay license fees, option fees, royalties or similar



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payments to third parties (x) which are mutually agreed to by GI and Licensee or (y) which result from a settlement, judgment or similar obligation arising out of an infringement dispute under Section 6.4, 6.5 or 6.6 of this Agreement (subject to a ***************** of any such payment to the Licensed Products in the Licensed Field in the Territory) and, in either case, are directly attributable to the sale of a Bone Growth Factor or Matrix Component (including, without limitation, the royalties to ILS identified in Section 2.5 of this Agreement), gross revenues to be included in Base Sales of such Licensed Product and Matrix Component shall be increased by ************************** of such amounts so paid. Base Sales shall also be reduced by *** ********************** of any fees paid by Licensee to the IBR based on sales of Licensed Products and Matrix Components.

        1.4.  "BMP-2" means the bone morphogenetic protein known at GI as
               -----
BMP-2.

        1.5.  "Bone Growth Factors" means (a) BMP-2 (but specifically
               -------------------
excluding the polynucleotides encoding such protein) and (b) any additional bone morphogenetic proteins (but specifically excluding the polynucleotides encoding such proteins) which (i) are set forth on Schedule A to this
                                                   ----------
Agreement, (ii) have an application in the Licensed Field, (iii) are being clinically and commercially developed by GI and (iv) are selected for license by Licensee pursuant to the option set forth in Section 3.2 of this Agreement.



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       1.6.     "Confidential Information" means (a) all proprietary
                 ------------------------
information and materials, patentable or otherwise, of a Party which is disclosed by or on behalf of such Party to the other Party, including DNA sequences, vectors, cells, substances, formulations, techniques, methodology, equipment, data, reports, know-how, regulatory studies and the results thereof, sources of supply, patent positioning and business plans, including any relevant or material developments, and (b) any other information designated by the disclosing Party to the other Party as confidential or proprietary, whether or not related to the making, using or selling of Bone Growth Factors, GI Products or Licensed Products.

       1.7. "Direct Cost" means (a) the purchase price to GI or
             -----------
Licensee (including any royalties paid) in the event that GI or Licensee contracts for the manufacture of the matrix component and (b) (i) costs directly attributable to manufacturing, quality assurance and quality control related to a unit of product (i.e., those costs which vary with production), including, but not limited to, direct labor and benefit expenses for manufacturing, and consumable bulk and other production materials, as determined in accordance with United States generally accepted cost accounting practices, plus (ii) fixed manufacturing overhead costs allocable to the product based on the actual utilization of the manufacturing facility, including but not limited to, direct benefit and labor expenses for technical services and support services, depreciation, maintenance and repairs and insurance costs associated with such utilization of the manufacturing facility, as determined in accordance with United States generally accepted cost accounting practices, in the event that GI or Licensee manufactures the matrix component.

        1.8.  "FDA" shall mean the United States Food and Drug Administration.
               ---

        1.9.  "GI Products" means any product containing BMP-2 or any other
               -----------
bone morphogenetic protein set forth on Schedule A to this Agreement or any product containing ACS Matrix or any other matrix supplied by GI under this Agreement and any and all formulations, mixtures or compositions thereof developed, used, manufactured, distributed or sold by GI, by any Affiliates of GI, or by any licensees or distributors of GI or any of its Affiliates.

        1.10.    "GI Technology" is defined in Section 6.1 of this Agreement.
                  -------------

        1.11.    "GPDC" means GPDC Partnership, a Delaware general partnership.
                  ----

        1.12.  "IBR" means the Institute for Biological Reconstruction
                ---
described in Section 4.5 of this Agreement.

        1.13.  "IDE" means an Investigational Device Exemption (or application
                ---
therefor) or its equivalent or any corresponding foreign exemption or application.


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

        1.14.  "Improvements" means any technical information, clinical data,
                ------------
know-how or intellectual property rights, patentable or otherwise, developed, applied or acquired by Licensee (other than that licensed from GI pursuant to the terms of Section 2.1 of this Agreement) during the term of this Agreement in connection with Licensed Products, ACS Matrix or any other matrix supplied by GI under this Agreement which is reasonably useful or necessary or is required in connection with the use, manufacture, distribution and/or sale of GI Products or Licensed Products.

        1.15.  "ILS" means Integra LifeSciences Corporation, a Delaware
                ---
corporation.

        1.16.  "Know-How" means all technical information, clinical data,
                --------
know-how or intellectual property rights, patentable or otherwise, of GI, developed, applied or acquired (with the right to sublicense) by GI (other than that licensed to GI pursuant to the terms of Section 6.2 of this Agreement) as of and during the term of this Agreement, including any improvements, enhancements or modifications thereto, in connection with the identification, characterization, expression, use or production of Bone Growth Factors which is reasonably useful or necessary or is required to use, distribute and/or sell Licensed Products. Know- How shall not include rights obtained by GI in the course of a collaboration with a third party unless GI has the right to license the same to Licensee, provided that after the date of this Agreement, GI shall use commercially reasonable and diligent efforts to obtain the right from any such third party to license to Licensee any such Know-How. Schedule B describes in reasonable detail any Know-How that GI is contractually prohibited from licensing to Licensee as of the date of this Agreement.

        1.17.  "Licensed Field" means bone and related connective tissue
                --------------
(including, tendons, ligaments and cartilage) repair, regeneration and/or augmentation of the human spine (specifically, the cervical, thoracic, lumbar, sacral, bones of the human spine along with concomitant repair of the adjacent regions of the human iliac and pelvic bones but not including the acetabulum). Licensed Field shall exclude neural repair and regeneration of the human spinal cord.

        1.18.  "Licensed Products" means any product consisting of a Bone
                -----------------
Growth Factor and any and all formulations, mixtures or compositions thereof which product is labelled (and solely labelled) for use in the Licensed Field.

        1.19.  "Licensee Technology" is defined in Section 6.1 of this
                -------------------
Agreement.

        1.20.  "Matrix Component"  means a matrix component packaged or
                ----------------
labelled specifically for use with a Licensed Product.

        1.21.  "Party" means GI or Licensee; "Parties" means GI and Licensee.
                -----                         -------


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


        1.22.  "Patent Rights" means all United States and foreign patents
                -------------
and patent applications (which for all purposes of this Agreement shall be deemed to include certificates of invention and applications for certificates of invention) developed, applied or acquired (with the right to sublicense) by GI (other than those licensed to GI pursuant to the terms of
Section 6.2 of this Agreement) as of and during the term of this Agreement, including any improvements, enhancements or modifications thereto, (including any reissues, extensions (or other governmental acts which effectively extend the period of exclusivity by the patent holder), substitutions, confirmations, negotiations, revalidations, additions, continuations, continuations-in-part, or divisions of or to any of the foregoing) in connection with the identification, characterization, expression, use or production of Bone Growth Factors which are reasonably useful or necessary or are required to use, distribute and/or sell Licensed Products. Patent Rights shall not include rights obtained by GI in the course of a collaboration with a third party unless GI has the right to license the same to Licensee, provided that after the date of this Agreement, GI shall use commercially reasonable and diligent efforts to obtain the right from any such third party to license to Licensee any such Patent Rights. Schedule B sets forth in reasonable detail any Patent
                         ----------
Rights that GI is contractually
prohibited from licensing to Licensee as of the date of this Agreement.

        1.23.  "PMA" means a Pre-Marketing Approval application or its
                ---
equivalent or any corresponding foreign application.

        1.24.  "SKU Package Sale" means a single packaged unit designated by a
                ----------------
separate stock keeping unit number.

        1.25.  "Territory" means Canada, Mexico and the United States and any
                ---------
territory, protectorate or commonwealth of Canada, Mexico or the United States.

                   Article II.  PATENT AND KNOW-HOW LICENSES
                   -----------------------------------------

        2.1.   Licenses.  Subject to the reservation of rights set forth in
               --------
Section 2.2 of this Agreement, GI hereby grants to Licensee and its Affiliates:

               (a) an exclusive license in the Territory to GI's interest under the Patent Rights; and

               (b) an exclusive license to use GI's interest in the Know-How in the Territory, without the right to grant sublicenses, for the sole and exclusive purpose of using, distributing and selling Licensed Products in the Licensed Field in the Territory. The license granted pursuant to Section 2.1(a) shall continue in effect until the earlier of (i) the expiration of the last patent licensed to Licensee under this Section 2.1 or (ii) the twenty-fifth (25) anniversary of the date of the first commercial sale of a Licensed Product after FDA approval or clearance (or such later date to which the term of this Agreement may be extended pursuant to Section 9.2). The license granted pursuant to Section 2.1(b) shall be for a period of twenty-five (25) years from the date of the first commercial sale of a Licensed Product after FDA approval or clearance (or such later date to which the term of this Agreement may be extended pursuant to Section 9.2). In addition to the foregoing licenses, Licensee shall be permitted to purchase ACS Matrix and other matrix components from GI in accordance with the terms of Article V of this Agreement for use with (and solely for use with) Licensed Products.

        2.2.     Reservation of Rights.  GI retains the exclusive right under
                 ---------------------
the Patent Rights and the Know-How to manufacture Bone Growth Factors in the Territory for the Licensed Field and to use, manufacture, distribute and sell Bone Growth Factors in the Territory outside the Licensed Field. GI also retains the non-exclusive right to (a) use Bone Growth Factors in the Licensed Field in the Territory for the purpose of distributing and/or selling GI Products in the Licensed Field outside the Territory, (b) conduct discovery research relating to Bone Growth Factors in the Licensed Field in the Territory, and (c) perform contract activities for the Licensee in the Licensed Field in the Territory.

        2.3.  Representation and Warranty Regarding Patent Rights and Know-How.
              ----------------------------------------------------------------
GI represents and warrants that (a) to the best of its knowledge, it has sufficient right, title and interest in the


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Patent Rights and Know-How to grant the licenses set forth in this Agreement,
(b) it owns the Patent Rights and Know-How or owns license rights to the Patent Rights and Know-How free of any liens, encumbrances, pledges or claims of any third party which would interfere with GI's obligations or Licensee's rights under this Agreement, provided that any Patent Rights and Know-How which are licensed to GI are subject to the terms of the licenses granted to GI and (c) the rights and licenses granted in this Agreement to Licensee do not violate any rights or licenses previously granted by GI or any of its Affiliates to any third party. GI also represents and warrants that, to the best of its knowledge, all ************** the ******************** or ******* to GI, as of
the date of this Agreement, on ***** are ***** and ***********.

        2.4.  Disclaimer.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, GI
              ----------
MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. LICENSEE EXPRESSLY ACKNOWLEDGES THAT GI IS NOT AN EXPERT IN THE LICENSED FIELD AND THAT LICENSEE IS SOLELY RESPONSIBLE FOR EVALUATING THE SAFETY, EFFICACY AND SUITABILITY OF ANY LICENSED PRODUCTS FOR USE OR SALE IN THE LICENSED FIELD IN THE TERRITORY.

        2.5.  Royalties Due Third Parties.  Licensee shall be responsible for
              ---------------------------
paying any and all royalties due GPDC on sales or other dispositions of Licensed Products. GI shall be responsible



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for paying any and all royalties due ILS on sales or other dispositions of
Licensed Products and Matrix Components. GI represents and warrants that it has delivered to Licensee prior to the date of this Agreement true and correct copies of all agreements with GPDC and ILS that require the payment of any royalties or other similar fees to GPDC or ILS, as the case may be. GI shall not amend or modify any such agreement in a manner adverse to Licensee. Schedule C sets forth in reasonable detail a summary of any royalty or other
----------
similar fees payable to GPDC or ILS under any such agreement.

        2.6   Representation and Warranty as to Bone Growth Factors.  GI
              -----------------------------------------------------
represents and warrants that, to the best of its knowledge, Schedule A lists
                                                            ----------
all bone morphogenetic proteins (other than BMP-2) cloned by GI as of the date of this Agreement.

               Article III.  LICENSE FEES AND OTHER CONSIDERATION
               --------------------------------------------------

        3.1.  License to BMP-2.  In consideration of the licenses granted by GI
              ----------------
to Licensee under this Agreement with respect to  BMP-2, Licensee shall make the following non-refundable license fee payments to GI on the following dates subject, however, to the applicable provisions of Articles VIII and IX of this
Agreement:


Date                                                 Amount
----                                                 ------
Effective Date of this                            $ 12,500,000
Agreement (as set forth in
Section 9.l)

June 30, 1996                                       **********




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
June 30, 1997                                       **********

June 30, 1998                                       **********

                                        Total      $50,000,000
                                                   ===========

The foregoing license fee payments are expressly stipulated not to be construed as payments for research and development, the feasibility of the Patent Rights and Know-How pertaining to BMP-2 having been adequately demonstrated. Further, it is expressly agreed that any past or future research and development of Patent Rights and Know-How is not the financial responsibility of Licensee.

        3.2.  Option to License  Other Bone Growth Factors; Expansion of
              ----------------------------------------------------------
Proteins and Licensed Field.
---------------------------

        (a) GI hereby grants to Licensee the option to license from GI, pursuant to the terms of this Agreement, any Bone Growth Factors other than BMP-2 clinically and commercially developed by GI after the date of this Agreement. GI hereby agrees to give Licensee prompt written notice if and when GI decides to clinically and commercially develop a bone morphogenetic protein which is (i) set forth on Schedule A and (ii) may have an application in the
                          ----------
Licensed Field. Licensee shall have the right to license any such bone morphogenetic protein, pursuant to the terms of this Agreement, at any time after GI's delivery of such written notice by providing written notice to GI. In the event that Licensee exercises its option with respect to any such bone morphogenetic protein, such bone



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morphogenetic protein shall thereafter be a Bone Growth Factor licensed to
Licensee pursuant to the terms of this Agreement. Notwithstanding the foregoing, GI shall have the right to request a definitive decision from Licensee as to whether or not it desires to license any such bone morphogenetic protein from GI by making a written request to Licensee that it make such a definitive decision within ***************************** of such written request. If Licensee fails to notify GI in writing within such **************************** period that it desires to license the bone morphogenetic protein, such bone morphogenetic protein shall no longer be available to Licensee and GI shall be free to develop and commercialize such bone morphogenetic protein in the Licensed Field in the Territory. In consideration of both the option set forth in this Section 3.2 and, if exercised, any related license, Licensee hereby agrees to act as a non-exclusive distributor of GI Products in accordance with Section 4.4 of this Agreement and to supply GI with its requirements of matrix components in accordance with Section 5.5 of this Agreement.

        (b) GI agrees that if it discovers and develops proteins in addition to those set forth on Schedule A to this Agreement which it develops for use in **** and ******* ************************, ************ and ************, it
will discuss with Licensee terms for the expansion of this Agreement to include such proteins and give due consideration to such


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expansion.  In addition, GI agrees that if it discovers and develops a protein for ************* and ************, it will discuss terms with Licensee for the expansion of this Agreement to include rights to use and sell such protein for ****** and ************ of the ***************** and give due consideration to such expansion. Licensee acknowledges that American Home Products Corporation holds certain rights of first refusal to such uses and fields.

                         Article IV.  COMMERCIALIZATION
                         ------------------------------

        4.1.  Obligations of GI.  GI agrees to disclose to Licensee and its
              -----------------
Affiliates, on an on-going basis, in writing, all Patent Rights and Know-How and any other laboratory, animal, clinical, regulatory, production and other scientific data in GI's possession relating to Licensed Products and/or Matrix Components (except for manufacturing information which shall not be disclosed to Licensee) as may be reasonably useful or necessary for Licensee to perform its responsibilities under this Agreement and/or exploit the Licensed Products. In addition, because of GI's experience in the commercialization of BMP-2 outside the Licensed Field, GI agrees to use commercially reasonable and diligent efforts to:

        (a)     provide for production of Bone Growth Factors; and

        (b)     conduct all additional animal studies of Bone



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


Growth Factors and matrix components as are reasonably requested by Licensee to support the filing by Licensee of government regulatory approval applications for Licensed Products in the Licensed Field in the Territory. Notwithstanding the obligation of GI to perform the additional animal studies described in the foregoing clause (b), Licensee shall reimburse GI for all mutually agreed to out-of-pocket costs actually incurred and paid or payable to third parties by GI in connection with the performance of such additional animal studies.

        4.2.  Obligations of Licensee.  Licensee agrees to use commercially
              -----------------------
reasonable and diligent efforts to:

        (a) conduct all necessary and appropriate regulatory studies and control the manner and extent of such regulatory studies in order to file IDEs and PMAs (or other similar filings) which it believes will be sufficient to obtain approval to use, distribute and sell Licensed Products in the Licensed Field in the Territory;

        (b) prepare, file and prosecute all governmental applications necessary to obtain approvals to import, export, use, distribute and sell Licensed Products in the Licensed Field in the Territory;

        (c) provide for the assembly and packaging of Licensed Products; and



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        (d)   market Licensed Products in the Licensed Field in the Territory
on a commercial basis after receipt of all necessary approvals for marketing by applicable government regulatory agencies. The obligation of Licensee set forth in the foregoing clause (b) shall include, but not be limited to, exerting commercially reasonable and diligent efforts to (i) submit an IDE to the FDA for a Licensed Product in the Licensed Field by ***************, (ii) except for ****************** that *************** be ****************,
******** any **************** within ****** **** days after receipt of notice of such ************, (iii) initiate human studies within *********** days after IDE approval, (iv) enroll at least ***************** patients within ******* months after all IRB's approvals for the FDA approved sites have been obtained and (v) submit a PMA for such Licensed Product to the FDA within ******* months after Licensee has ********************** the requirements of the ************ IDE protocol. In the event that any of these milestones is not achieved, the provisions of Section 8.2 of this Agreement shall apply and be GI's sole remedy with respect to the failure of Licensee to achieve such milestones, provided that Licensee is not otherwise in default of any of its material obligations under this Agreement.

        4.3.  Cooperative Efforts.
              -------------------


                                       21
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        (a)  Because of GI's experience in the commercialization of BMP-2 outside the Licensed Field, in order to effect an efficient transfer of knowledge regarding the conduct of regulatory studies involving Bone Growth Factors, the Parties shall discuss and give due consideration to the possibility of Licensee's utilizing GI to assist in the conduct of Licensee's regulatory studies in the United States of Licensed Products in the Licensed Field according to protocols designed by Licensee.

        (b) GI shall grant Licensee the right to cross-reference any IDE and any PMA (or other similar filings) submitted and/or filed by GI with any government regulatory agency in the Territory relating to GI Products containing Bone Growth Factors for the purpose (and solely for the purpose) of supporting the regulatory approval of an IDE and PMA (or other similar filings) submitted and/or filed by Licensee with a government regulatory agency in the Territory for Licensed Products for use in the Licensed Field. In addition, to the extent that GI possesses the right, GI shall also grant Licensee the right to cross- reference any IDE and any PMA (or other similar filings) submitted and/or filed by GI or any of its licensors or suppliers with any government regulatory agency in the Territory relating to matrix components which are usable with Licensed Products for the purpose (and solely for the purpose) of supporting the regulatory approval of an IDE and PMA

(or other similar filings) filed by Licensee with a government regulatory agency in the Territory for Licensed Products for use in the Licensed Field.

        (c) Licensee agrees to disclose to GI, on an on-going basis, in writing, all Improvements and any other laboratory, animal, clinical, regulatory, production and other scientific data in Licensee's possession as may be reasonably useful or necessary for GI, any Affiliates of GI, or any licensees or distributors of GI or any of its Affiliates to use, manufacture and sell GI Products, provided that GI shall not be permitted to disclose such Improvements and data to an Affiliate or to a licensee or distributor of GI or any of its Affiliates unless GI has a similar reciprocal arrangement with such entity running to the benefit of Licensee.

        (d) Licensee shall grant GI the right to cross-reference any IDE and any PMA (or other similar filings) submitted and/or filed by Licensee with any government regulatory agency in the Territory relating to Licensed Products for the purpose (and solely for the purpose) of supporting the regulatory approval of an IDE and PMA (or other similar filings) submitted and/or filed by GI, any Affiliates of GI, or any licensees or distributors of GI or any of its Affiliates with any government regulatory agency in or outside the Territory relating to GI Products. In addition, to the extent that Licensee possesses the right, Licensee shall also grant GI the



                                       23
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right to cross-reference any IDE and any PMA (or other similar filings)
submitted and/or filed by Licensee or any of its licensors or suppliers with any government regulatory agency in the Territory relating to matrix components which are contained in GI Products for the purpose (and solely for the purpose) of supporting the regulatory approval of an IDE and PMA (or other similar filings) submitted and/or filed by GI, any Affiliates of GI, or any licensees or distributors of GI or any of its Affiliates with any government regulatory agency relating to such GI Products for use outside the Licensed Field.

        (e) GI shall furnish Licensee with copies of all medical device reports (or the equivalents thereof) related to GI Products containing Bone Growth Factors and/or matrix components which are used with Licensed Products or requested by Licensee for potential use with Licensed Products. Licensee shall furnish GI with copies of all medical device reports (or the equivalents thereof) related to Licensed Products and products containing matrix components which are incorporated in GI Products, in each case, as required by law and, in addition, in accordance with those procedures mutually agreed upon by GI and Licensee.

        (f) GI and Licensee shall agree on the reporting, communication and coordination activities with respect to GI Products and Licensed Products to be undertaken by the Parties



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during the term of the exclusive licenses granted under this Agreement.

        4.4  Appointment as Non-Exclusive Distributor.  Licensee agrees that,
             ----------------------------------------
at GI's request and upon the terms and conditions of each distribution agreement contemplated by this Section 4.4, Licensee shall act as a non-exclusive distributor in the Territory of those GI Products outside the Licensed Field designated by GI. In the event of any such request by GI, GI and Licensee shall each use good faith efforts to negotiate and enter into a separate distribution agreement. GI shall sell the GI Products that are the subject of the distribution agreement to Licensee and its Affiliates at a purchase price equal to the ***** of (a) the ****** price ******** such GI Products to other of its distributors or (b) ****************** of GI's list price for such GI Products. In addition to such terms regarding purchase price, each distribution agreement shall contain terms regarding forecast procedures and permitted variances from forecasted amounts, order and delivery times and other usual and customary terms. Other than requirements to purchase specified percentages of forecasted amounts, in no event shall any such distribution agreement contain any requirement by Licensee to purchase a minimum number of GI Products in any period.

        4.5.  Institute for Biological Reconstruction.  GI and Licensee agree
              ---------------------------------------
that they will cooperate in supporting medical education programs related to the biological reconstruction of



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bone and related connective tissues through the establishment and funding of a not-for-profit foundation, to be named the Institute for Biological Reconstruction or such other name as the Parties mutually agree ("IBR"), to further such purposes. Unless otherwise agreed by the Parties, the Parties shall use commercially reasonable and diligent efforts to establish the IBR no later than ***************. Prior to the first commercial sale of Licensed Products, the funding of the IBR shall be mutually agreed upon and shared equally by GI and Licensee and any other then-existing licensees or distributors of GI Products in the Territory. Commencing with the first commercial sale of a Licensed Product, (a) Licensee shall support the IBR by contributing to the IBR **************** of Base Sales (prior to taking into account such percentage) or such other percentage as is mutually agreed to by GI and Licensee and (b) GI shall support the IBR by contributing to the IBR **************** of net sales of GI Products or such other percentage as is mutually agreed to by GI and Licensee.

                               Article V.  SUPPLY
                               ------------------

        5.1.  Regulatory Supply.  GI shall, at its own expense, supply Licensee
              -----------------
and its Affiliates with such quantities of Bone Growth Factors and, if so desired by Licensee, ACS Matrix as are reasonably requested by Licensee for all regulatory study purposes in the Licensed Field in the Territory. GI shall have the right to undertake the manufacture of Bone Growth Factors



                                       26
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itself or through an Affiliate or any other third party approved by Licensee in writing, which approval shall be promptly given and not unreasonably withheld. Licensee shall have no right to test or otherwise use ACS Matrix other than in conjunction with the regulatory studies of Bone Growth Factors in the Licensed Field in the Territory. Notwithstanding the foregoing, if Licensee or its Affiliates receive monetary value in conjunction with such regulatory studies, Licensee or its Affiliates shall be deemed to have sold a Licensed Product and such sale shall be included in the calculation of Base Sales.

        5.2.  Commercial Supply.  GI shall supply Licensee and its Affiliates
              -----------------
with one hundred percent (100%) of their requirements of Bone Growth Factors and, if so desired by Licensee, ACS Matrix for all commercial purposes in the Licensed Field in the Territory. GI shall have the right to undertake the manufacture of Bone Growth Factors itself or through an Affiliate or any other third party approved by Licensee in writing, which approval shall be promptly given and not unreasonably withheld. Licensee shall have no right to purchase ACS Matrix except for the purpose of using the matrix component with a Licensed Product to be distributed or sold in the Licensed Field in the Territory. All Bone Growth Factors and ACS Matrix supplied by GI for commercial purposes shall be supplied to Licensee pursuant to the terms of separate supply agreements. Each of GI and Licensee shall use good faith efforts to negotiate and



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enter into each such supply agreement at least ********** prior to the
********************** of ********************* relating to the applicable
Licensed Product. GI shall supply commercial Bone Growth Factors at a supply price equal to ************* ***** of the per unit Base Sales price of Licensed Products and Matrix Components, as specified below. GI shall supply Licensee with its reasonable requirements of ACS Matrix at *******. Licensee shall deliver to GI within thirty (30) days after the end of each calendar quarter following the first market approval of a Licensed Product a written report showing its computation of Base Sales for such calendar quarter for Licensed Products and Matrix Components. All Base Sales shall be segmented in each such report according to sales by the Licensee, and each Affiliate and, if applicable, United States distributor, as well as on a product-by- product and country-by-country basis, including the rates of exchange used to convert retail selling prices to United States Dollars from the currency in which such sales were made. For the purposes hereof, the rates of exchange to be used for converting retail selling prices to United States Dollars shall be those published for the purchase of Dollars in the East Coast Edition of the
Wall Street Journal for the last business day of the calendar quarter as to
-------------------
which the report relates. GI shall invoice Licensee (net 30 days) on each shipment to Licensee of Bone Growth Factors for ************* ***** of the Base Sales reasonably anticipated to be generated from such supply based on the weighted-average Territory-wide Base Sales price per Licensed Product and Matrix Component as reported in the most recent quarterly report furnished to GI, provided that an estimate shall be used until such time as a full quarter of sales has occurred following FDA approval or clearance of a Licensed Product. GI and Licensee shall within sixty (60) days after the first full quarter of sales adjust such estimated payments to reflect the prices from Base Sales generated in the first full quarter after FDA approval or clearance. All Bone Growth Factors and ACS Matrix shall be deemed sold when shipped to Licensee except for permitted returns for failures to meet specifications. In addition to such terms regarding supply price specifications, shortage of supply and inability to supply Licensed Products as further specified in Sections 5.3 and 5.4, each supply agreement shall contain terms regarding audits by GI (or its representatives) of the calculation of Base Sales, forecast procedures and permitted variances from forecasted amounts, order and delivery times, and other usual and customary terms. All forecast procedures and order and delivery times shall take into account the
lead time necessary for the manufacture and delivery of biologics.   Other than
requirements to purchase specified percentages of forecasted amounts, in no event shall any such supply agreement contain any requirement by Licensee to purchase a minimum amount of Bone Growth Factors or ACS Matrix in any period.



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Notwithstanding anything to the contrary, GI and Licensee shall each in good faith negotiate and attempt to agree upon the terms, conditions and form of the supply agreements contemplated by this Section 5.2 by ******************.

        5.3.  Specifications.   GI agrees that all Bone Growth Factors
              --------------
and ACS Matrix supplied to Licensee will be manufactured in accordance with the Good Manufacturing Practices of the FDA. In addition, GI and Licensee shall consult and cooperate in good faith in providing the optimal specifications, configurations and packaging for the Bone Growth Factors and ACS Matrix to be supplied by GI pursuant to Section 5.2; provided, however, that any such specifications, configurations and packaging shall be agreed to in writing by Licensee prior to any supply of Bone Growth Factors and ACS Matrix pursuant to
Section 5.2. GI agrees to supply Bone Growth Factors and ACS Matrix in accordance with such specifications. In the event Licensee desires Bone Growth Factors or ACS Matrix in specifications, configurations or packaging which varies from GI's own clinical or commercial specifications, configurations or packaging, GI shall offer such products, however, Licensee shall reimburse GI for ******************* of its cost incurred in developing and implementing such changes. GI and Licensee shall in such event mutually agree in advance on a development budget.

        5.4.  Shortage of Supply.  In the event of a shortage of supply of
              ------------------
either Bone Growth Factors or ACS Matrix, GI shall



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promptly notify Licensee and, unless otherwise agreed by the Parties, (a) prior to such time as GI, GI's other licensees of Bone Growth Factors or purchasers of ACS Matrix and Licensee have each been marketing a GI Product or Licensed Product on a commercial basis for a period of ******************, available supply shall be allocated on a pro-rata basis based on good faith forecasts of requirements and (b) thereafter, available supply shall be allocated on a pro-rata basis based on quantities purchased during the prior ***************** period. GI shall not be liable for any damages of Licensee arising from a shortage of supply of Bone Growth Factors and/or ACS Matrix except to the extent that (x) Licensee incurs ************** ************** to *************
as a result of such *********** ****** and (y) such ***************** was the subject of a mutually agreeable *********************** and ***************, provided that this provision shall not limit Licensee's rights and remedies for any breaches of mutually agreed to standards under the applicable supply agreement.

        5.5.  Supply of Licensee Matrix.
              -------------------------

        (a) Licensee shall, at its own expense, supply GI with such quantities of any matrix component (other than OPLA) that Licensee develops or acquires as of and during the term of this Agreement as are reasonably requested for use in regulatory studies of GI Products by GI and its Affiliates, licensees and distributors outside the Licensed Field whether in or outside



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the Territory.  To the extent permitted by (and available under) Licensee's existing contractual arrangements regarding Licensee's polymer matrix known as OPLA, Licensee shall be obligated to supply such matrix under this paragraph
(a).

        (b) Licensee shall supply GI with one hundred percent (100%) of GI's commercial requirements (including those of its Affiliates, licensees and distributors) of any matrix component (other than OPLA) Licensee develops or acquires as of and during the term of this Agreement for use in GI Products outside the Licensed Field whether in or outside the Territory. All matrix supplied by Licensee for commercial purposes shall be supplied to GI pursuant to the terms of separate supply agreements. Each of GI and Licensee shall use good faith efforts to negotiate and enter into each supply agreement at least ********** prior to the ********************** of *********************
relating to the applicable GI Product. Licensee shall supply matrix at a price equal to Licensee's Direct Cost plus *******************. In addition to such terms regarding supply price specifications, shortage of supply and inability to supply such matrices specified in paragraphs (c) and (d) of this Section 5.5, each supply agreement shall contain terms regarding forecast procedures and permitted variances from forecasted amounts, order and delivery times, and other usual and customary terms. Other than requirements to purchase specified percentages of forecasted amounts, in no event shall any such supply agreement



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contain any requirement by GI to purchase a minimum amount of matrix in any period. Licensee shall have the right to undertake such manufacture itself or through an Affiliate or any third party. To the extent permitted by (and available under) Licensee's existing contractual arrangements regarding Licensee's polymer matrix known as OPLA, Licensee shall be obligated to supply such matrix under this paragraph (b). Notwithstanding anything to the contrary, GI and Licensee shall each in good faith negotiate and attempt to agree upon the terms, conditions and form of the supply agreements contemplated by this Section 5.5 (b) within ********** prior to ********** of ********************* by GI, by any of its Affiliates or by any licensee or distributor of GI or any of its Affiliates.

        (c) Licensee agrees that all matrices supplied to GI will be manufactured in accordance with the Good Manufacturing Practices of the FDA. Licensee's obligation to supply matrix shall be limited to those matrices which are being commercially sold by Licensee. GI and Licensee shall consult and cooperate in good faith in providing the optimal specifications, configurations and packaging for the matrix to be supplied by Licensee pursuant to this
Section 5.5; provided, however, that any such specifications, configurations and packaging shall be agreed to in writing by GI prior to supplying any matrix pursuant to this Section 5.5. Licensee agrees to supply the matrix in accordance with such specifications. In the event GI


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desires matrices in specifications, configurations, or packaging which varies from Licensee's own clinical or commercial specifications, configurations or packaging, Licensee shall offer such matrices, however, GI shall reimburse Licensee for ************************** of its cost incurred in developing and implementing such changes. Licensee and GI shall in such event mutually agree in advance on a development budget.

        (d) In the event of a shortage of supply of matrix, unless otherwise agreed by the Parties, (a) prior to such time as Licensee, Licensee's other purchasers of matrix and GI have each been marketing a product containing the matrix on a commercial basis for a period of ******************, available supply shall be allocated on a pro-rata basis based on good faith forecasts of requirements and (b) thereafter, available supply shall be allocated on a pro-rata basis based on quantities purchased during the prior ***************** period. Licensee shall not be liable for any damages of GI arising from a shortage of supply of matrix except to the extent that (x) GI incurs **************************** to ************* as a result of such
****************** and (y) such ***************** was the subject of a mutually agreeable *********************** and ***************, provided that this provision shall not limit GI's rights and remedies for any breaches of mutually agreed to standards under the applicable supply agreement.

        5.6.  Supply of Matrix Other Than ACS Matrix by GI.
              --------------------------------------------


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        (a)  GI shall, at its own expense, supply Licensee with such quantities of any matrix component (other than ACS Matrix) that GI develops or acquires as of and during the term of this Agreement as are reasonably requested for use (and solely for use) by Licensee in regulatory studies of Licensed Products in the Licensed Field in the Territory.

        (b) GI shall supply Licensee with one hundred percent (100%) of Licensee's commercial requirements of any matrix component (other than ACS Matrix) that GI develops or acquires as of and during the term of this Agreement for use (and solely for use) by Licensee with Licensed Products in the Licensed Field in the Territory. All matrix supplied by GI for commercial purposes shall be supplied to Licensee pursuant to the terms of separate supply agreements. Each of GI and Licensee shall use good faith efforts to negotiate and enter into each supply agreement at least ********** prior to the ********************** of ********************* relating to the applicable
Licensed Product. GI shall supply matrix at a price equal to GI's Direct Cost plus *******************. In addition to such terms regarding supply price specifications, shortage of supply and inability to supply such matrices specified in paragraphs (c) and (d) of this Section 5.6, each supply agreement shall contain terms regarding forecast procedures and permitted variances from forecasted amounts, order and delivery times, and other usual and customary terms. GI shall have the


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right to undertake such manufacture itself or through an Affiliate or any third party. Other than requirements to purchase specified percentages of forecasted amounts, in no event shall any such supply agreement contain any requirement by Licensee to purchase a minimum amount of matrix in any period. Notwithstanding anything to the contrary, GI and Licensee shall each in good faith negotiate and attempt to agree upon the terms, conditions and form of the supply agreements contemplated by this Section 5.6 (b) within ********** prior to ********** of ********************* by Licensee of the applicable Licensed Product.

        (c) GI agrees that all matrices supplied to Licensee will be manufactured in accordance with the Good Manufacturing Practices of the FDA. GI's obligation to supply matrix shall be limited to those matrices (other than ACS Matrix) which are being commercially sold by GI. GI and Licensee shall consult and cooperate in good faith in providing the optimal specifications, configurations and packaging for the matrix to be supplied by GI pursuant to this Section 5.6; provided, however, that any such specifications, configurations and packaging shall be agreed to in writing by GI prior to supplying any matrix pursuant to this Section 5.6. GI agrees to supply the matrix in accordance with such specifications. In the event Licensee desires matrices in specifications, configurations, or packaging which varies from GI's own clinical or commercial


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specifications, configurations or packaging, GI shall offer such matrices, however, Licensee shall reimburse GI for *********** ************** of its cost incurred in developing and implementing such changes. GI and Licensee shall in such event mutually agree in advance on a development budget.

        (d) In the event of a shortage of supply of matrix, unless otherwise agreed by the Parties, (a) prior to such time as GI, GI's other purchasers of matrix and Licensee have each been marketing a product containing the matrix on a commercial basis for a period of ******************, available supply shall be allocated on a pro-rata basis based on good faith forecasts of requirements and (b) thereafter, available supply shall be allocated on a pro-rata basis based on quantities purchased during the prior ***************** period. GI shall not be liable for any damages of Licensee arising from a shortage of supply of matrix except to the extent that (x) Licensee incurs **************************** to ************* as a result of such
****************** and (y) such ***************** was the subject of a mutually agreeable *********************** and ***************, provided that this provision shall not limit Licensee's rights and remedies for any breaches of mutually agreed to standards under the applicable supply agreement.

                   Article VI.  INTELLECTUAL PROPERTY RIGHTS
                   -----------------------------------------

        6.1.  Ownership of Technology.  GI shall own the entire right, title
              -----------------------
and interest in and to all Patent Rights and



                                       37
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Know-How (the "GI Technology").  Licensee shall own the entire right, title and interest in and to all Improvements (the "Licensee Technology").

        6.2.  Improvements.  Licensee hereby grants to GI a non-exclusive,
              ------------
royalty-free license, including the right to grant sublicenses, to all Improvements for the sole and exclusive purpose of (a) manufacturing Bone Growth Factors and/or ACS Matrix for the Licensed Field for both GI Products and Licensed Products, (b) discovering, developing, using, manufacturing, distributing and selling GI Products outside the Licensed Field, (c) using Bone Growth Factors and/or ACS Matrix in the Licensed Field in the Territory for the purpose of distributing and/or selling GI Products in the Licensed Field outside the Territory, (d) conducting discovery research relating to GI Products in the Licensed Field and (e) performing contract activities for the Licensee in the Licensed Field. The license granted under clause (c) above shall only be sublicenseable to parties which grant to GI reciprocal improvement license grants, with the right to further sublicense to Licensee, under their respective agreements with GI.

        6.3.  Responsibility for Patenting of GI Technology.
              ---------------------------------------------

        (a) Except as otherwise provided in paragraph (b) below, GI and its licensors of Patent Rights shall have the right and responsibility, at their own expense, to decide whether or not to seek or continue to seek or maintain patent



                                       38
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protection on any GI Technology in any country in the Territory, and shall have the right to file for, procure and maintain patents on any GI Technology in any country in the Territory.

        (b) To the extent permitted by GI's agreements with its licensors of Patent Rights, if both GI and its licensors of Patent Rights elect not to seek or continue to seek or maintain patent protection on any GI Technology in the Licensed Field in any country in the Territory, Licensee shall have the right, at its expense but in the name of GI or its licensors of Patent Rights, to file, procure and maintain in such countries in the Territory patents on such GI Technology in the Licensed Field. GI agrees to advise Licensee of all decisions made under paragraph (a) above in a timely manner in order to allow Licensee to protect its rights under this paragraph (b).

        (c) Except as otherwise provided in paragraph (d) below, Licensee shall have the right and responsibility, at its own expense, to decide whether or not to seek or continue to seek or maintain patent protection on any Licensee Technology in any country, and shall have the right to file for, procure and maintain patents on any Licensee Technology in any country.

        (d) If Licensee elects not to seek or continue to seek or maintain patent protection on any Licensee Technology in any country, GI shall have the right, at its expense but in the name of Licensee to file, procure and maintain in such countries patents on such Licensee Technology. Licensee agrees to advise


                                       39
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GI of all decisions taken under paragraph (c) above in a timely manner in order to allow GI to protect its rights under this paragraph (d).

        (e) Patent counsel for the Parties shall agree on the degree to which substantive communications to and from the various patent offices regarding applications or patents on any GI Technology and Licensee Technology shall be shared. The final decision with respect to such communications shall be GI's with respect to GI Technology and Licensee's with respect to Licensee Technology.

        (f) Each Party shall make available to the other Party or its authorized attorneys, agents or representatives, such of its employees whom the other Party in its reasonable judgment deems necessary in order to assist it in obtaining patent protection for the GI Technology or the Licensee Technology. Each Party shall sign or use commercially reasonable and diligent efforts to have signed all legal documents necessary to file and prosecute patent applications or to obtain or maintain patents at no cost to the other Party.

        6.4.  Infringement.
              ------------

        (a) Each Party shall promptly report in writing to the other Party during the term of this Agreement any (i) known infringement or suspected infringement of any of the Patent Rights or Licensee Technology in the Territory, or (ii) unauthorized use or misappropriation of any Know-How,


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Confidential Information or Licensee Technology by a third party in the
Territory of which it becomes aware, and shall provide the other Party with all available evidence supporting said infringement, suspected infringement or unauthorized use or misappropriation.

        (b) ** and its ********* of Patent Rights and/or Know-How shall have the **** and *************** to initiate an infringement or other appropriate suit anywhere in the Territory against any third party who at any time has infringed, or is suspected of infringing, any of the Patent Rights in the Territory or of using without proper authorization all or any portion of the Know-How in the Territory. ** shall give ********************************** of its intent to file any such suit and the reasons therefor, and shall provide ******** ******************* to make *********** and ****************** such suit which shall in ********** be
**********. ** shall keep ******** promptly informed, and shall from time to time consult with ******** regarding the status of any such suit and shall provide ******** with copies of all documents filed in, and all written communications relating to, such suit. In the event that both ** and its ********* of Patent Rights and/or Know-How decide not to initiate an infringement or other appropriate suit pursuant to this paragraph (b), ** shall promptly advise ******** of its intent not to initiate such suit.


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        (c)     ** and its ********* of Patent Rights and/or Know-How shall have the **** and *************** to select counsel for any suit initiated by them referred to in paragraph (b) above and shall, except as provided below, pay all expenses of the suit, including without limitation attorneys' fees and court costs. If ** or its ********* of Patent Rights and/or Know-How, as the case may be, obtain from a third party, in connection with such suit, any damages, license fees, option fees, royalties or other compensation (including any amount received in settlement of such litigation), ** shall pay **************************** of the monies received by ** from that third party (including ********** of monies received by ****) as may be **************** to ******************* in the Licensed Field in the Territory remaining after **, or its *********, as the case may be, ******* and ************** for itself or themselves, the monies equal to that ***************, or ***************, *****
and ******** associated with obtaining the damages, license fees, option fees, royalties or other compensation as may be **************** to the ***************** in the Licensed Field in the Territory. The Parties agree to negotiate in good faith the *************** of the foregoing payments and costs and expenses. If necessary or desirable, ******** shall join as a party to the suit but shall be under no obligation to participate except to the extent that such participation is required as the result of being a named party


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                COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.


to the suit. ******** shall offer reasonable assistance to ** and its ********* of Patent Rights and/or Know-How in connection therewith at no charge to them except for reimbursement of reasonable out-of-pocket expenses, including salaries of ******** personnel, incurred in rendering such assistance. ******** shall have the right to participate and be represented in any such suit in the Licensed Field by its own counsel at its own expense. If ** or its ********* of Patent Rights and/or Know-How requires ******** to join in such suit, ** shall indemnify and defend ******** against any claims or damages arising out of such suits or any claims for injunctive or other relief against such third party infringers. ** shall not settle any such suit involving rights of ******** in the Licensed Field without obtaining the prior written consent of ********, which consent shall not be unreasonably withheld. ** agrees that a valid reason for ******** to withhold such consent shall include, but not be limited to, a ********** in which ********** ******************** with respect to *************************** **************
than ********** from such ********************** **************.

        6.5.  Claimed Infringement.
              --------------------

        (a) In the event that a third party at any time provides written notice of a claim to, or brings an action, suit or proceeding against either Party or any of their respective Affiliates or licensees or distributors, claiming infringement


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of its patent rights or unauthorized use or misappropriation of its know-how, based upon an assertion or claim arising out of the development, use, manufacture, distribution or sale of Bone Growth Factors, Licensed Products, Matrix Components or matrix components used by Licensee and incorporated in GI Products, such Party shall promptly notify the other Party of the claim or the commencement of such action, suit or proceeding, enclosing a copy of the claim and/or all papers served. Each Party agrees to make available to the other Party its advice and counsel regarding the technical merits of any such claim at no cost to the other Party and to offer reasonable assistance to the other Party at no cost to the other Party.

        (b)     ** shall have **** and ************************ for the defense of any such claim brought against ** or its ********** or ********* or ************ arising out of the development, use, manufacture, distribution or sale of Bone Growth Factors (a "********"). ** shall also have the right to assume **** and ************************ for the defense of any such claim brought against ******** or its ********** or ********* or ************ arising out of the development, use, manufacture, distribution or sale of Bone Growth Factors (a "**************") no later than **************** following notice from ******** of the ************** under paragraph (a) above.


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        (c) ** shall have the **** and *************** to select counsel for any ******** and for any ************** for the defense of which it has assumed **** and ********* responsibility pursuant to paragraph (b) above. ************** costs and expenses incurred by ** in connection with any ** ***** or ************** shall be borne by ******* shall keep ******** promptly informed, and shall from time to time consult with ******** regarding the status of any such claims and shall provide ******** with copies of all documents filed in, and all written communications relating to any suit brought in connection with such claims. ******** shall also have the right to participate and be represented in any ************** or related suit at its own expense.

        (d) In the event that ** shall not have assumed the **** and ************************ for the defense of any **************, ******** shall have **** and ********* ************** for the defense of any **************.
Subject to the last sentence of paragraph (f) below, ************** costs and expenses incurred by ******** in connection with such ************** shall be borne by ********. All such ********** costs and expenses shall be ************************** ********** by ******** against **************** by
******** of Bone Growth Factors, provided that the total ************ otherwise ****** for any ******** of ******************* shall not be reduced by more than ******************* as a result of


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such *******.  ** shall have the right to audit such ************ costs and expenses to confirm that they are ******************* as ******* against the ************. ******** shall keep ** promptly informed, and shall from time to time consult with ** regarding the status of any such *************** and shall provide ** with copies of all documents filed in, and all written communications relating to, any suit brought in connection with such
***************.

        (e) Neither Party shall settle any claims or suits involving rights of the other Party in the Licensed Field without obtaining the prior written consent of the other Party, which consent shall not be unreasonably withheld. ** agrees that a valid reason for ******** to withhold such consent shall include, but not be limited to, a ********** in which ********** ******************** with respect to such *******************
****************** than ********** from such ******************
******************.

        (f) All damages, license fees, option fees, royalties or similar payments **************** to ******************* used or sold in the Licensed
Field in the Territory which arise out of a settlement, judgment or other resolution of a ******** or ************** which are not ********************
from Base Sales in the ******* in which they are ************ by a Party, shall be ****** and ************ by the Parties. If, during the period ending ****************** after the *********************


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of a Licensed Product after FDA approval or clearance, ******** is
********************, after ********** of *********** (or earlier if ** is not
******************* such *******), from ******* BMP-2 in the Licensed Field in the Territory as a result of a ******** or ************** relating to BMP-2, ** shall ****** to ******** all ******************** previously made by
************** under ***********, to the extent such *********** ******** have not otherwise been ******** or ******** against ******** actually ********* pursuant to ***********, and ******** shall have no further obligations under ************ In such event, ** shall also ****************** for the
**************** and ******** referred to in paragraph (d) above ******** by
******** and as to which ******** has not otherwise ******** a ******.

        (g) GI agrees to make available to Licensee any indemnity it receives from *** with respect to **********.

        (h) EXCEPT FOR ANY BREACH OF THE LAST SENTENCES OF SECTIONS **** AND **** AND SECTIONS *** AND ***** OF THIS AGREEMENT, THE FOREGOING STATES THE ENTIRE RESPONSIBILITY OF GI, AND THE SOLE AND EXCLUSIVE REMEDY OF LICENSEE, IN THE CASE OF ANY CLAIMED INFRINGEMENT OR VIOLATION OF ANY THIRD PARTY'S RIGHTS OR UNAUTHORIZED USE OR MISAPPROPRIATION OF ANY THIRD PARTY'S KNOW-HOW.

        6.6.  Other Infringement Resolutions.   In the event of a dispute or
              ------------------------------
potential dispute which has not ripened into a



                                       47
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demand, claim or suit of the types described in  Sections 6.4 and 6.5, the same principles governing control of the resolution of the dispute, consent to settlements of the dispute, and implementation of the settlement of the dispute (including the giving or taking of a license and the sharing in and allocating the payment or receipt of damages, license fees, option fees, royalties and other compensation) shall apply.

                     Article VII.  CONFIDENTIAL INFORMATION
                     --------------------------------------

        7.1.  Treatment of Confidential Information.  Subject to Section 7.2,
              -------------------------------------
each Party hereto shall maintain the Confidential Information of the other Party in confidence, and shall not disclose, divulge or otherwise communicate such Confidential Information to others, or use it for any purpose, except pursuant to, and in order to carry out, the terms and objectives of this Agreement, and hereby agrees to exercise every reasonable precaution to prevent and restrain the unauthorized disclosure of such Confidential Information by any of its directors, officers, employees, consultants, subcontractors, sublicensees or agents.

        7.2.  Release from Restrictions.  The provisions of Section 7.1 shall
              -------------------------
not apply to any Confidential Information disclosed hereunder which:

        (a) was known or used by the receiving Party or its Affiliates prior to its date of disclosure to the receiving

Party, as evidenced by the prior written records of the receiving Party or its Affiliates;

        (b) either before or after the date of the disclosure to the receiving Party is lawfully disclosed to the receiving Party or its Affiliates by an independent, unaffiliated third Party rightfully in possession of the Confidential Information and without legal obligation to the disclosing Party;

        (c) either before or after the date of the disclosure to the receiving Party becomes published or generally known to the public through no fault or omission on the part of the receiving Party or its Affiliates; or

        (d) is required to be disclosed by the receiving Party to comply with applicable laws, to defend or prosecute litigation or to comply with governmental regulations, provided that the receiving Party provides prior written notice of such disclosure to the other Party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure.

        7.3.  Publications.  Notwithstanding the provisions of Section 7.1, and
              ------------
subject to the following restrictions, each Party and any employee or consultant of such Party shall be permitted to make disclosures in scientific journals or publications which relate to Bone Growth Factors or Licensed Products and contain Confidential Information of the other Party:



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        (a)     a Party (the "publishing Party") shall provide the other Party with a copy (which may be in draft form) of any proposed publication before disclosure to any third party (including journal peer review committees) and such other Party shall have a reasonable opportunity to recommend any changes it reasonably believes are necessary to preserve patent rights or know-how belonging in whole or in part to GI or Licensee, and the incorporation of such recommended changes shall not be unreasonably refused; and

        (b)     if such other Party informs the publishing Party, within thirty
(30) days of receipt of an advance copy of a proposed publication, that such publication in its reasonable judgment could be expected to have a material adverse effect on any patent rights or know-how belonging in whole or in part to GI or Licensee or on the commercial interests of GI or Licensee, the publishing Party shall, to the extent permitted by its agreements with its employees and consultants, delay or prevent such publication as proposed. In the case of inventions, the delay shall be sufficiently long to permit the timely preparation and filing of a patent application(s) or application(s) for a certificate of invention on the information involved.

                       Article VIII. LICENSE CONVERSION
                       --------------------------------

        8.1.  Termination by GI of Exclusivity without Cause.  GI shall have
              ----------------------------------------------
the right, beginning ****************** following the


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first commercial sale of a Licensed Product after FDA approval or clearance, to convert the exclusive licenses granted by it to Licensee pursuant to Section
2.1 of this Agreement to non-exclusive licenses upon at least
***************************** prior written notice to Licensee, provided that GI has not materially breached this Agreement.

        8.2.    Termination by GI of Exclusivity for Cause.  In the event that
                ------------------------------------------
Licensee fails to achieve any of the milestones set forth in Section 4.2 of this Agreement and such failure is not due to ************ or ******** reasons or other reasons beyond the control of Licensee (such as a failure on the part of GI to perform its obligations under this Agreement or a circumstance of the type described in Section 12.4 of this Agreement), Licensee shall promptly notify GI and Licensee and GI shall promptly meet, discuss the reasons for such failure, and attempt in good faith to agree on appropriate action plans and revised milestones for Section 4.2. If after such discussion, GI is not satisfied with such explanation, GI shall have the right, at its sole option, exercisable within **************************** **** of GI's notice, to convert the exclusive licenses granted by it to Licensee pursuant to Section 2.1 of this Agreement to non-exclusive licenses upon written notice to Licensee.

        8.3    Termination by GI of *********** in Connection with ********
               ------------------------------------------------------------
of *************.  In the event that ** shall ****** to cease the
----------------
************************ of Bone Growth Factors in


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******************************** in the Territory in connection with the
******** of ************************ by **** or ******* to a *********** which is not a *********************** of **, ** shall have the right, in its sole discretion, to ******* the ************************** by it pursuant to
*********** of this Agreement to ********************** upon the giving of written notice to ********. The grant, at any time, of distribution or license rights by ** to a *********** for the *** and **** of Bone Growth Factors for ******************* shall not prevent ** from ********** the ****************
in connection with a ******************* of ******************* to another
***** *****.

        8.4.  Consequences of Conversion.
              --------------------------

        (a)  Upon any conversion by GI of the licenses granted to Licensee in
Section 2.1 of this Agreement to non- exclusive licenses pursuant to Section
8.1 ****** of this Agreement, (i) Licensee shall have no obligation to make any license fee payments to GI which would otherwise become due subsequent to such conversion pursuant to Article III of this Agreement and (ii) all license fee payments paid by Licensee to GI prior to such conversion pursuant to Article III of this Agreement shall be ************************** creditable by Licensee against future purchases by Licensee of Bone Growth Factors, provided that the total supply price otherwise due GI for any shipment of Bone Growth Factors taking into account any other credits shall



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not be reduced by more than ******************* as a result of such credit.

        (b) Upon any conversion by GI of the licenses granted to Licensee in
Section 2.1 of this Agreement to non- exclusive licenses pursuant to Section
8.2 of this Agreement, Licensee's obligation to make any license fee payments to GI subsequent to such conversion shall be reduced by *******************. Such reduced license fee payments and any previously made license fee payments shall not, however, be creditable against purchases by Licensee of Bone Growth Factors.

        (c) In the event of a conversion by GI of the licenses granted to Licensee in Section 2.1 of this Agreement to non-exclusive licenses pursuant to
Section 8.1, 8.2 or 8.3 of this Agreement, (i) Licensee shall, to the extent permitted by law, irrevocably transfer a non-exclusive interest to GI in any existing orphan drug designations, regulatory filings or approvals in the Territory relating to Licensed Products in the Licensed Field and (ii) Licensee hereby grants to GI a non-exclusive, royalty-free license, including the right to grant sublicenses, to all Improvements to develop, use and manufacture GI Products in the Territory for the purpose of distributing and selling GI Products in the Licensed Field in the Territory.

        (d) In the event of a conversion by GI of the license granted to Licensee in Section 2.1 of this Agreement to a non-exclusive license pursuant to Section 8.3 of this Agreement, and, in such event, if GI or any successor shall enter into any agreement with respect to the licensing of GI Technology in the Licensed Field or the supply of Bone Growth Products or Matrix Components in the Licensed Field on terms more favorable than those contained in this Agreement, this Agreement shall be promptly amended to reflect such more favorable terms, which shall apply thereafter.

                   Article IX.  EFFECTIVENESS AND TERMINATION
                   ------------------------------------------

        9.1.  Conditions to Effectiveness.  The Parties shall cooperate fully
              ---------------------------
and use their best efforts to comply with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations issued thereunder (the "HSR Act") to file the appropriate Notification Report form with the Federal Trade Commission and the Department of Justice in accordance with such rules and regulations with respect to the transactions contemplated in this Agreement. This Agreement shall not take effect until after the expiration of the appropriate waiting periods as prescribed by such rules and regulations (the "Effective Date").

        9.2.  Term.  This Agreement shall remain in effect until terminated in
              ----
accordance with the provisions of this Article IX or until the twenty-fifth (25th) anniversary of the date of the first commercial sale of a Licensed Product after FDA approval or clearance; provided, however, that this Agreement shall be

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renewable upon written agreement of the Parties for successive *************
periods.

        9.3.  Termination for Breach.  Except for a failure of Licensee to meet
              ----------------------
any of the milestones set forth in Section 4.2 of this Agreement as to which the sole remedy is set forth in Section 8.2 of this Agreement, each Party shall be entitled to terminate this Agreement and the licenses granted by it hereunder to the other Party by written notice to the other Party in the event that the other Party shall be in default of any of its material obligations or representations and warranties hereunder, and shall fail to remedy any such default within one hundred and eighty (180) days after notice thereof by the non-breaching Party. Any such notice shall specifically state that the non-breaching Party intends to terminate this Agreement in the event that the breaching Party shall fail to remedy the default.

        9.4.  Termination by Mutual Agreement.  This Agreement may be
              -------------------------------
terminated by the Parties if the Parties mutually agree that the Licensed Products are no longer commercially viable. If the Parties are unable to agree whether the Licensed Products are no longer commercially viable, either Party may submit such matter to arbitration in accordance with the Rules of the American Arbitration Association. The Parties agree to be bound by the ruling under such arbitration. If such ruling is to the effect


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that the Licensed Products are no longer commercially viable, this Agreement shall automatically terminate.

        9.5  Consequences of Termination.
             ---------------------------

        (a) Upon any termination of this Agreement, neither Party shall be relieved of any obligations incurred prior to such termination (it being understood that any obligation to make license fee payments on a date following the termination of this Agreement shall also be terminated). Further, Licensee, shall within thirty (30) days of the effective date of such termination notify GI in writing of the amount of Licensed Products which Licensee and its Affiliates and distributors then have completed on hand and Licensee and its Affiliates and distributors shall thereupon be permitted during the *********** ****** following such termination to sell that amount of Licensed Products. At the end of such ***************** period, ***************** from ******** any
************************* ***************** at Licensee's ****.

        (b) In the event of a termination of this Agreement by GI for breach by Licensee pursuant to Section 9.3 of this Agreement or in the event of a termination of this Agreement by Licensee pursuant to Section 9.4 of this Agreement, (i) Licensee shall promptly deliver to GI, at no cost to GI, all animal and human data and such other information, materials (including biological materials) and documents in Licensee's possession that GI or any successor licensee may require in order to obtain

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approval of applicable government regulatory agencies to use, manufacture, distribute and sell Licensed Products in the Licensed Field in the Territory,
(ii) Licensee shall, to the extent permitted by law, irrevocably transfer a non-exclusive interest to GI in any existing orphan drug designations, regulatory filings or approvals in the Territory relating to Licensed Products in the Licensed Field and (iii) the licenses set forth in Section 6.2 of this Agreement shall survive. In addition, in the event of a termination of either of the types described in the foregoing sentence, Licensee hereby grants to GI a non-exclusive, royalty-free license, including the right to grant sublicenses, to all Improvements to use and manufacture GI Products in the Territory for the purpose of distributing and selling GI Products in the Licensed Field in the Territory.

        9.6    Survival.  Notwithstanding any termination of this Agreement,
               --------
the obligations of the Parties under Articles VII, IX and X and Sections 6.4,
6.5 and 6.6, as well as under any other provisions which by their nature are intended to survive any such termination, shall survive and continue to be enforceable, and no termination of this Agreement shall relieve any party hereto of any liability for any breach of this Agreement. Upon any termination of this Agreement, each Party shall promptly return to the other Party all written Confidential Information, and all copies thereof, of the other Party which is not covered by a license surviving such termination, provided that each

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Party shall be permitted to retain such copies as are reasonably necessary for legal purposes.

         Article X.  PRODUCT LIABILITY, INDEMNIFICATION AND INSURANCE
         ------------------------------------------------------------

        10.1.  Licensee Indemnification.  Licensee agrees to defend GI and its
               ------------------------
Affiliates, their agents, directors, officers and employees (the "GI Indemnitees") at Licensee's cost and expense, and will indemnify and hold harmless the GI Indemnitees from and against any and all product liability related losses, costs, damages, fees or expenses ("Losses") arising out or in connection with the use, assembling, distribution and/or sale of any Licensed Product, including, but not limited to, any actual or alleged injury, damage, death or other consequence occurring to any person claimed to result, directly or indirectly, from the possession, use or consumption of, or treatment with, any Licensed Product, whether claimed by reason of breach of warranty, negligence, product defect or otherwise, and regardless of the form in which any such claim is made, provided that the foregoing indemnity shall not apply to the extent that any such Losses are attributable to (i) the failure of the Bone Growth Factors or ACS Matrix delivered by GI to Licensee pursuant to Sections 5.1 and 5.2 hereunder to meet applicable specifications or (ii) the gross negligence or willful misconduct of the GI Indemnitees. In the event of any such claim against any GI Indemnitee, GI shall promptly notify Licensee in writing of the claim and Licensee shall manage and control, at its sole expense, the defense of the claim and its settlement. GI shall cooperate with Licensee and may, at its option and expense, be represented in any such action or proceeding. Licensee shall not be liable for any settlements, litigation costs or expenses incurred by GI without Licensee's written authorization. Notwithstanding the foregoing, if Licensee believes that either of the exceptions to its indemnification of the GI Indemnitees set forth in foregoing clause (i) or (ii) above may apply, Licensee shall promptly notify GI and the GI Indemnitees shall then have the right to be represented in any such action or proceeding by separate counsel at GI's expense, provided that Licensee shall be responsible for payment of such expenses, plus interest, if the GI Indemnitees are ultimately determined to be entitled to indemnification from Licensee.

        10.2. GI Indemnification.  GI agrees to defend Licensee and its
              ------------------
Affiliates, their agents, directors, officers and employees (the "Licensee Indemnitees") at GI's cost and expense, and will indemnify and hold harmless the Licensee Indemnitees from and against any and all Losses arising out of or in connection with the failure of the Bone Growth Factors or ACS Matrix delivered by GI to Licensee pursuant to Sections 6.1 and 6.2 hereunder to meet applicable specifications, including, but not limited to, any actual or alleged injury, damage, death or other consequence occurring to any person claimed to result, directly or indirectly, from the possession, use or consumption of, or treatment with, any Licensed Product, whether claimed by reason of breach of warranty, negligence, product defect or otherwise and regardless of the form in which any such claim is made, provided that the foregoing indemnity shall not apply to the extent that any such Losses are attributable to the gross negligence or willful misconduct of the Licensee Indemnitees. In the event of any such claim against any Licensee Indemnitee, Licensee shall promptly notify GI in writing of the claim and GI shall manage and control, at its sole expense, the defense of the claim and the settlement. Licensee shall cooperate with GI and may, at its option and expense, be represented in any such action or proceeding. GI shall not be liable for any settlements, litigation costs or expenses incurred by Licensee without GI's written authorization. Notwithstanding the foregoing, if GI believes that the exception to its indemnification of the Licensee Indemnitees set forth above may apply, GI shall promptly notify Licensee and the Licensee Indemnitees shall then have the right to be represented in any such action or proceeding by separate counsel at Licensee's expense, provided that GI shall be responsible for payment of such expenses, plus interest, if the Licensee Indemnities are ultimately determined to be entitled to indemnification from GI.

        10.3.  Insurance.  Beginning at such time as any Licensed Product is
               ---------
being commercially distributed or sold (other than


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for the purpose of obtaining regulatory approvals) by Licensee or its
Affiliates or distributors, each of GI and Licensee shall, at its sole cost and expense, to the extent generally available to biopharmaceutical and medical device companies, procure and maintain product liability insurance policies in commercially reasonable amounts (as further described below) and naming the other Party as an additional insured or including it in a vendor endorsement with respect to liabilities for which the other Party is indemnified above to the full extent of all such policies (regardless of the minimums specified below). Such insurance shall, to the extent included in policies generally available to biopharmaceutical and medical device companies, provide (i) product liability coverage in an annual aggregate amount of not less than *********** and (ii) broad form contractual liability coverage for such Party's indemnification under this Article X in an annual aggregate amount of not less than *********** and shall be primary. The ************** of *************************** under this Section 10.3 shall not be construed to *************************** ********* with respect to its indemnification under this Article X. Each Party shall use commercially reasonable efforts to maintain such insurance during (x) the period that any Licensed Product is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by Licensee or its Affiliates or distributors and (y) a reasonable period


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after the period referred to in (x) above which in no event shall be less than
******************. In the event either Party is unable to maintain such insurance, it shall promptly notify the other Party and reimburse the other Party for the incremental cost incurred by the other Party in maintaining the other Party's insurance arising out of the loss of such Party's insurance (not to exceed *************** of ************** of Licensed Products).

                              Article XI. EXPORT
                              ------------------

        11.1.  Acknowledgment.  The Parties acknowledge that the export of
               --------------
technical data, materials or products is subject to the exporting Party receiving the necessary export licenses and that the Parties cannot be responsible for any delays attributable to export controls which are beyond the reasonable control of either Party. The Parties agree that regardless of any disclosure made by the Party receiving an export of an ultimate destination of any technical data, materials or products, the receiving Party will not reexport either directly or indirectly, any technical data, material or products without first obtaining the applicable validated or general license from the United States Department of Commerce, the FDA and/or any other agency or department of the United States Government, as required. The receiving Party shall provide the exporting Party with any information, materials, certifications or other documents which may be reasonably required in connection with


                                       62
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such exports under the Export Administration Act of 1979, as amended, its rules and regulations, the Federal Food, Drug and Cosmetic Act and other applicable export laws.

        11.2.  Written Assurance.  Without limitation of the foregoing, and in
               -----------------
support of maintaining a general license for the export of technical data under this Agreement, a Party receiving an export agrees to not knowingly export or reexport any technical data or materials furnished to such Party under this Agreement, any part thereof or any direct product thereof, directly or indirectly, without first obtaining permission to do so from the United States Department of Commerce, the FDA and/or other appropriate United States governmental agencies, into Afghanistan, the People's Republic of China, South Africa, Namibia or any of those countries listed from time to time in supplements to Part 370 to Title 15 of the Code of Federal Regulations in Country Groups Q, S, Y or Z, which, as of the date of this Agreement, are as follows: Group Q (Romania), Group S (Libya), Group Y (Albania, Armenia, Azerbijan, Bulgaria, Cambodia, Estonia, Georgia, Kazakhstan, Kyrgyzstan, Laos, Latvia, Lithuania, Mongolia, Russia, Tajikistan, Turkmenistan, Ukraine, Uzbekistan and Vietnam) and Group Z (Cuba and North Korea).

                          Article XII.  MISCELLANEOUS
                          ---------------------------

        12.1.  Representation and Warranties of GI.
               -----------------------------------



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

        (a) GI is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. This Agreement has been duly executed and delivered by GI, and (assuming due authorization, execution and delivery by Licensee) this Agreement constitutes a legal, valid and binding obligation of GI enforceable against GI in accordance with its terms.

        (b) The execution, delivery and performance of this Agreement by GI do not and will not (i) violate or conflict with the Certificate of Incorporation or By-laws of GI, (ii) conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to GI, or (iii) result in any material breach of, or constitute a material default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in creation of any material lien or other material encumbrance on any of GI's assets or properties pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to GI's assets or properties to which GI is a party or by which any of GI's assets or properties is bound or affected.

        (c) The execution and delivery of this Agreement by GI do not, and the performance of this Agreement by GI will not, (i) other than under the HSR Act, require any consent, approval, authorization, or other action by, or filing with or notification to any governmental or regulatory authority, except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not prevent GI from performing any of its material obligations under this Agreement and (ii) require any third-party consents, approvals, authorizations or actions on the part of GI, other than consent from American Home Products Corporation which GI has obtained.

        (d) No claim, action or proceeding or investigation is pending which seeks to delay or prevent the consummation of the transactions contemplated hereby or which would be reasonably likely to adversely affect or restrict GI's ability to perform its obligations under this Agreement.

        12.2.  Representation and Warranties of Licensee.
               -----------------------------------------

        (a) Licensee is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. This Agreement has been duly executed and delivered by Licensee, and (assuming due authorization, execution and delivery by GI) this Agreement constitutes a legal, valid and binding obligation of Licensee enforceable against Licensee in accordance with its terms.

        (b) The execution, delivery and performance of this Agreement by Licensee do not and will not (i) violate or conflict with the Certificate of Incorporation or By-laws of Licensee, (ii) conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to Licensee, or (iii) result in any material breach of, or constitute a material default (or event which with the giving of notices or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any material lien or other material encumbrance on any of Licensee's assets or properties pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to Licensee's assets or properties of which Licensee is a party or by which any of Licensee's assets or properties is bound or affected.

        (c) The execution and delivery of this Agreement by Licensee do not, and the performance of this Agreement by Licensee will not, (i) other than under the HSR Act, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority, except where failure to obtain such consent,

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approval, authorization or action, or to make such filing or notification, would not prevent Licensee from performing any of its material obligations under this Agreement and (ii) require any third-party consents, approvals, authorizations or actions on the part of Licensee.

        (d) No claim, action or proceeding or investigation is pending which seeks to delay or prevent the consummation of the transactions contemplated hereby or which would be reasonably likely to adversely affect or restrict Licensee's ability to perform its obligations under this Agreement.

        12.3.  Publicity.  Except as otherwise required by law, rule or
               ---------
regulation or stock exchange requirements, neither Party, nor any of its Affiliates, shall originate any publicity, news release or other public announcement, written or oral, relating to this Agreement or the existence of an arrangement between the Parties, without the prior written approval of the other Party, which approval shall not be unreasonably withheld.

        12.4.  Assignment.  Except as otherwise provided in this Agreement,
               ----------
neither this Agreement nor any of the rights or obligations hereunder may be assigned by either Party without the prior written consent of the other Party, except (i) to a party who acquires all or substantially all of the business of the assigning Party by merger, consolidation, sale of assets or otherwise and
(ii) Licensee shall be permitted to assign its rights to any of its Affiliates with written notice to GI.


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        12.5.  Governing Law.  This Agreement shall be governed by and
               -------------
interpreted in accordance with the laws of the State of Delaware.

        12.6.  Force Majeure.  In the event that either Party is prevented from
               -------------
performing or is unable to perform any of its obligations under this Agreement due to any act of God; fire; casualty; flood; war; strike; lockout; failure of public utilities; injunction or any act, exercise, assertion, action or inaction or requirement of governmental authority; epidemic; destruction of production facilities; riots; insurrection; inability to procure or use materials, labor, equipment, transportation or energy; or any other cause beyond the reasonable control of the Party invoking this Section 12.4 if such Party shall have used commercially reasonable and diligent efforts to avoid such occurrence, such Party shall give notice to the other Party in writing promptly, and thereupon the affected Party's performance shall be excused and the time for performance shall be extended for the period of delay or inability to perform due to such occurrence.

        12.7.  Waiver.  The waiver by either Party of a breach or a default of
               ------
any provision of this Agreement by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder


                                       68
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operate as a waiver of any right, power or privilege by such Party.  Any waiver shall be made in writing.

        12.8.  Notices.  Any notice or other communication in connection with
               -------
this Agreement must be in writing and if sent by mail, by first class certified mail prepaid, return receipt requested, and shall be effective when delivered to the addressee at the address listed below or such other address as the addressee shall have specified in a notice actually received by the addressor.

                             If to GI:

                                        Genetics Institute, Inc.
                                        87 CambridgePark Drive
                                        Cambridge, Massachusetts 02140
                                        Attention:  President

                             with a copy to:

                                        General Counsel
                                        Legal Department

                             If to Licensee:

                                        Sofamor Danek Properties, Inc.
                                        1800 Pyramid Place
                                        Memphis, Tennessee 38132
                                        Attention:  President

                             with copies to:

                                        General Counsel
                                        Legal Department
                                        Sofamor Danek Group, Inc.
                                        1800 Pyramid Place
                                        Memphis, Tennessee  38132

                                              and

                                        Chief Financial Officer
                                        Sofamor Danek Group, Inc.
                                        1800 Pyramid Place

                                        Memphis, Tennessee  38132

        12.9.  No Agency.  Nothing herein shall be deemed to constitute either
               ---------
Party as the agent or representative of the other Party, or both Parties as joint venturers or partners for any purpose. Each Party shall be an independent contractor, not an employee or partner of the other Party, and the manner in which each Party renders its services under this Agreement shall be within its sole discretion. Neither Party shall be responsible for the acts or omissions of the other Party, and neither Party will have authority to speak for, represent or obligate the other Party in any way without prior written authority from the other Party.

        12.10.  Entire Agreement.  This Agreement and the Schedules hereto
                ----------------
(which Schedules are deemed to be a part of this Agreement for all purposes) contain the full understanding of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings relating thereto. No waiver, alteration or modification of any of the provisions hereof shall be binding unless made in writing and signed by the Parties by their respective officers thereunto duly authorized.

        12.11.  Headings.  The headings contained in this Agreement are for
                --------
convenience of reference only and shall not be considered in construing this Agreement.


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        12.12.  Severability.  In the event that any provision of this
                ------------
Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the rights and obligations of the Parties shall be construed and enforced as if the Agreement did not contain the particular provisions held to be unenforceable; provided, however, it is the intention of the Parties that any such provision be construed and interpreted by the courts as narrowly as necessary in order to make such provision valid and enforceable.

        12.13.  Successors and Assigns.  This Agreement shall be binding upon
                ----------------------
and inure to the benefit of the Parties hereto and their successors and permitted assigns.

        12.14.  Third Parties.  None of the provisions of this Agreement shall
                -------------
be for the benefit of or enforceable by any third party.

        12.15.  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which when so executed and delivered to the other Party shall be deemed an original but all of which together shall constitute one and the same instrument.

        12.16.  Sofamor Danek Group, Inc.  Sofamor Danek Group, Inc., an
                ------------------------
Indiana corporation and the owner of all issued and outstanding common stock of Licensee, shall take all actions necessary to cause Licensee to perform its obligations or perform in its place under this Agreement and hereby guarantees the performance of all of Licensee's or its licensed Affiliates (or any of their assignees) obligations hereunder.

        12.17.  Legal Requirements.  If the laws of any country in the
                ------------------
Territory require that this Agreement or any document relating to the subject matter hereof must be legalized and/or notarized, or submitted, filed or registered with any government agency or ministry, GI and Licensee agree that each shall assist the other in complying with those requirements. Any such submission, filing or registration shall be made in the name and or the benefit of Licensee.

        12.18.  Non-Interference with Rights.  In connection herewith, Licensee
                ----------------------------
and GI agree that neither shall, either directly or indirectly, utilize or act in connection with the GI Technology or the Licensed Products so as to interfere with the rights granted to Licensee in the Licensed Field or the rights reserved by GI in the Licensed Field during the term of this Agreement. Licensee and GI shall each have the affirmative obligation to take such action as may be necessary to prevent any such interference.


                                       72
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        IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as a sealed instrument in their names by their properly and duly authorized officers or representatives as of the date first above written.

                                        GENETICS INSTITUTE, INC.



                                        By: /s/ Tuan Ha-Ngoc
                                            ----------------------------------


                                        SOFAMOR DANEK PROPERTIES, INC.



                                        By: /s/ E.R. Pickard
                                            ----------------------------------



                                        For purposes of Section 12.16 only:

                                        SOFAMOR DANEK GROUP, INC.



                                        By: /s/ E.R. Pickard
                                            ----------------------------------

                   CONFIDENTIAL MATERIAL OMITTED AND FILED
                 SEPARATELY WITH THE SECURITIES AND EXCHANGE
                COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.


                                   SCHEDULE A
                                   ----------

                        GROWTH FACTORS SUBJECT TO OPTION
                        --------------------------------


                                     *****
                                     *****
                                     *****
                                     *****
                                     *****
                                     *****
                                     *****
                                     ******
                                     ******
                                     ******
                                     ******
                                     ******
                                     *****
                                     *****
                                     *****
                                     ******
                    (and any ************ of the foregoing)



Acknowledged:

GENETICS INSTITUTE, INC.


By: /s/ Tuan Ha-Ngoc
    --------------------------

SOFAMOR DANEK PROPERTIES, INC.


By: /s/ E.R. Pickard
    --------------------------

                   CONFIDENTIAL MATERIAL OMITTED AND FILED
                 SEPARATELY WITH THE SECURITIES AND EXCHANGE
                COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.


                                  SCHEDULE B
                                  ----------

Description of Know-How that GI is contractually prohibited from licensing to Licensee as of the date of this Agreement:

       Pursuant to Section 2.2 of a supply agreement dated as of April 1, 1994 between GI and ILS, a copy of which has been furnished to Licensee, ILS appointed GI as (1) an exclusive distributor of certain "Sponges" in the "Territory" for use in the "Bone Field" and (2) a non-exclusive distributor of such Sponges in the Territory for use in the "Cartilage, Tendon and Ligament Field" (all terms marked by quotations being defined therein). Such appointment included, inter alia, an exclusive
                                             ----------
       right to cross-reference any ILS Sponge "PMAs" in the Bone Field, and a non-exclusive right to reference any ILS Sponge PMAs in the Cartilage, Tendon and Ligament Field. Pursuant to
       Section 2.3 of the GI-ILS supply agreement, GI may exercise its right to cross-reference such PMAs under Section 2.2 of that agreement through, named "Designees", such as Licensee, **** in the **********, and *** in the
       ******************************* ****** pursuant to
       ****************** with any such Designees which are consistent with GI's obligations under its agreement with ILS.

Description of Patent Rights that GI is contractually prohibited from licensing to Licensee as of the date of this Agreement:

       Pursuant to a license agreement dated January 4, 1993 between GI and Chiron Corporation ("Chiron"), Chiron granted to GI a non-exclusive license under U.S. Patent 4,563,489 and any reissues thereof, which license included a right to grant sublicenses of the same scope to third parties who are licensees under certain "GI Patent Rights", provided each sublicensee shall agree in writing with GI and Chiron to be bound by the terms of the GI-Chiron license agreement insofar as they relate to the operations of such sublicensee (all terms marked by quotations being defined therein).

       In the event Licensee elects to exercise its sublicense rights under this agreement with Chiron, Licensee agrees that the ************************ and ******* to Chiron on ***** of
       ***************** for *** with ******************
       **************** will be ************** by the Parties in
       accordance with Section 1.3.

Acknowledged:

GENETICS INSTITUTE, INC.                   SOFAMOR DANEK PROPERTIES, INC.


By: /s/ Tuan Ha-Ngoc                        By: /s/ E.R. Pickard
    ------------------------                    -------------------------

                   CONFIDENTIAL MATERIAL OMITTED AND FILED
                 SEPARATELY WITH THE SECURITIES AND EXCHANGE
                COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.


                                  SCHEDULE C
                                  ----------

                  Summary of Royalties Payable by GI to GPDC
                  ------------------------------------------

       Pursuant to Section 3.1 of a sublicense agreement dated as of May 30, 1990 between GI and GPDC, a copy of which has been furnished to Licensee, GI is obligated to pay to GPDC during the term of the license granted pursuant to the agreement earned royalties at a rate equal to ** of "Net Sales" on all "Net Sales" made by GI, its "Affiliates" and sublicensees of "Licensed Products" which fall within the definition of "Licensed Products" by virtue of involving (i) a "Valid Claim" under the "Patent Rights" or (ii) "Know-How" (all terms marked by quotations being defined therein).


                   Summary of Royalties Payable by GI to ILS
                   -----------------------------------------

       Pursuant to Section 3.8 of a supply agreement dated as of April 1, 1994 between GI and ILS, a copy of which has been furnished to Licensee, GI is obligated to pay to ILS during the term of the agreement distribution fees at a rate equal to
       (i) ** of "Net Sales" of "GI Products" sold in the "Bone Field" and (ii) ** of "Net Sales" of "GI Products" sold in the "Cartilage, Tendon and Ligament Field" (all terms marked by quotations being defined therein).


Acknowledged:

GENETICS INSTITUTE, INC.


By: /s/ Tuan Ha-Ngoc
    -------------------------

SOFAMOR DANEK PROPERTIES, INC.


By: /s/ E.R. Pickard
    -------------------------